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                                  EXHIBIT 10.19

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                             BOOKSAMILLION.COM, INC.
                                STOCK OPTION PLAN

                                    SECTION 1
                                     PURPOSE

         The purpose of this Plan is to promote the interests of the Company and its stockholders by granting Options to purchase stock to Employees, Consultants and Directors in order 1) to provide an additional incentive to each Employee, Consultant or Director to work to increase the value of the Company's stock, and
2) to provide each Employee, Consultant or Director with a stake in the future of the Company which corresponds to the stake of each of the Company's stockholders.

                                    SECTION 2
                                   DEFINITIONS

         Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

         2.1 Administrator - means the Board or the Committee responsible for conducting the general administration of the Plan, as applicable, in accordance with Section 5 hereof.

         2.2      Board - means the Board of Directors of the Company.

         2.3 Change in Control - means (a) the acquisition of the power to direct, or cause the direction of, the management and policies of the Company by a person (not previously possessing such power), acting alone or in conjunction with others, whether through the ownership of Stock, by contract or otherwise, or (b) the acquisition, directly or indirectly, of the power to vote more than 50% of the outstanding Stock by any person or by two or more persons acting together. For purposes of this definition, 1) the term "person" means a natural person, corporation, partnership, joint venture, trust, government or instrumentality of a government, and 2) customary agreements with or between underwriters and selling group members with respect to a bona fide public offering of Stock shall be disregarded.

         2.4      Code - means the Internal Revenue Code of 1986, as amended.

         2.5 Consultant - means any consultant or advisor if: (a) the consultant or advisor renders bona fide services to the Company; (b) the services rendered by the consultant or advisor are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and (c) the consultant or advisor is a natural person.

         2.6 Committee - means the committee appointed by the Board to administer this Plan in accordance with Section 5 hereof.

         2.7 Company - means booksamillion.com, Inc., an Alabama corporation, and any successor to such corporation.

         2.8 Director - means any member of the Board who is not an employee of the Company or a Subsidiary.

         2.9 Employee - means an officer or other employee (as defined in Section 3401(c) of the Code) of any of the Company, any Parent Corporation or any Subsidiary who the Administrator, acting in its absolute discretion, has determined to be eligible for the grant of an Option under this Plan.


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         2.10     Exchange Act - means the Securities Exchange Act of 1934, as amended.

         2.11 Fair Market Value - means (a) the closing price on any date for a share of Stock as reported by The Wall Street Journal under the New York Stock Exchange Composite Transactions quotation system (or under any successor quotation system), or (b) if the Stock is not traded on the New York Stock Exchange, under the quotation system under which such closing price is reported, or (c) if The Wall Street Journal does not report such closing price, such closing price as reported by a newspaper or trade journal selected by the Administrator, or (d) if no such closing price is available on such date, such closing price as so reported or so quoted in accordance with Section 2.9(a) for the immediately preceding business day, or (e) if no newspaper or trade journal reports such closing price or if no such price quotation is available, the price which the Administrator acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

         2.12 Independent Director - means a Director who is not an Employee.

         2.13 ISO - means an option granted under this Plan to purchase Stock which is intended by the Company to satisfy the requirements of Code
Section 422.

         2.14 Non-ISO - means an option granted under this Plan to purchase Stock which is not intended by the Company to satisfy the requirements of Code
Section 422.

         2.15     Option - means an ISO or a Non-ISO.

         2.16 Option Certificate - means the written certificate or instrument which sets forth the terms of an Option granted to an Employee, Consultant or Director under this Plan.

         2.17 Option Price - means the price which shall be paid to purchase one share of Stock upon the exercise of an Option granted under this Plan.

         2.18 Parent Corporation - means any corporation which is a parent of the Company within the meaning of Section 424(e) of the Code.

         2.19 Plan - means this Booksamillion.com, Inc. Stock Option Plan, as amended from time to time.

         2.20     Rule 16b-3 - means the exemption under Rule 16b-3 to
Section 16(b) of the Exchange Act or any successor to such rule.

         2.21     Stock - means the $0.01 par value common stock of the Company.

         2.22 Subsidiary - means a corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) of the Company.

         2.23 Ten Percent Stockholder - means a person who owns (after taking into account the attribution rules of code Section 424(d)) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent Corporation or its Subsidiary.

                                    SECTION 3
                         SHARES RESERVED UNDER THE PLAN

         There shall be 10,000 shares of Stock reserved for use under this Plan, and such shares of Stock shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by the Company. Furthermore, any shares of Stock subject to an Option which remain unissued after the cancellation, expiration or exchange of such Option thereafter shall again become available for use under this Plan.


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                                    SECTION 4
                                 EFFECTIVE DATE

         The effective date of this Plan shall be the date it is adopted by the Board, provided that the stockholders of the Company shall approve this Plan after the date of its adoption and, to the extent this Plan provides for the issuance of ISOs, the stockholders of the Company shall approve those portions of this Plan related to the granting of ISOs within twelve (12) months after the date of adoption. If any Options are granted under this Plan before the date of such stockholder approval, such Options automatically shall be granted subject to such approval.

                                    SECTION 5
                                 ADMINISTRATION

         Unless and until the Board delegates administration to a Committee as set forth below, the Plan shall be administered by the Board. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Notwithstanding the foregoing, however, from and after the first date upon which shares of Stock are listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system, a Committee of the Board shall administer the Plan and the Committee shall consist solely of two or more Independent Directors each of whom is both an "outside director," within the meaning of Section 162(m) of the Code, and a "non-employee director" within the meaning of Rule 16b-3. Within the scope of such authority, the Board or the Committee may (a) delegate to a committee of one or more members of the Board who are not Independent Directors the authority to grant awards under the Plan to eligible persons who are either (i) not then "covered employees," within the meaning of Section 162(m) of the Code and are not expected to be "covered employees" at the time of recognition of income resulting from such award or
(ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (b) delegate to a committee of one or more members of the Board who are not "non-employee directors," within the meaning of Rule 16b-3, the authority to grant awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

                                    SECTION 6
                                   ELIGIBILITY

         Only Employees, Consultants and Directors shall be eligible for the grant of Options under this Plan; provided, however, that no ISO shall be granted to any person who is not an Employee.

                                    SECTION 7
                                GRANT OF OPTIONS

         7.1 Administrator Action. The Administrator, acting in its absolute discretion, shall have the right to grant Options to Employees, Consultants and Directors under this Plan from time to time to purchase shares of Stock and, further, shall have the right to grant new Options in exchange for outstanding Options which have a higher or lower Option Price. Each grant of an Option shall be evidenced by an Option Certificate, and each such Option Certificate shall 1) specify whether the Option is an ISO or Non-ISO and 2)


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incorporate such other terms and conditions as the Administrator, acting in its absolute discretion, deems consistent with the terms of this Plan, including (without limitation) a restriction on the number of shares of Stock subject to the Option which first become exercisable during any calendar year. If the Administrator grants an ISO and a Non-ISO to an Employee on the same date, the right of the Employee to exercise one such Option shall not be conditioned on his or her failure to exercise the other such Option.

         7.2 $100,000 Limit. To the extent that the aggregate Fair Market Value of Stock (determined as of the date the ISOs are granted) with respect to which ISOs first become exercisable in any calendar year exceeds $100,000, such Options in excess of the limitation shall be treated as Non-ISOs. The Fair Market Value of the Stock subject to any other option (determined as of the date such option was granted) which 1) satisfies the requirements of Section 422 of the Code and 2) is granted to an Employee under a plan maintained by the Company, a Subsidiary or a Parent Corporation shall be treated (for purposes of this $100,000 limitation) as if granted under this Plan. This $100,000 limitation shall be administered in accordance with the rules under Section 422(d) of the Code.

                                    SECTION 8
                                  OPTION PRICE

         The Option Price for each share of Stock subject to an ISO shall be no less than the Fair Market Value of a share of Stock on the date the ISO is granted; provided, however, if the Option is an ISO granted to a Ten Percent Stockholder, the Option Price for each share of Stock subject to such ISO shall be no less than 110% of the Fair Market Value of a share of Stock on the date such ISO is granted. The Option Price for each share of Stock subject to a Non-ISO which is granted to an Employee, Consultant or Director may (in the absolute discretion of the Administrator) be more or less than or equal to the Fair Market value of a share of Stock on the date the Non-ISO is granted; provided, however, that in no event shall the Option Price be less than adequate consideration as determined by the Administrator. The Option Price shall be payable in full upon the exercise of any Option and, at the discretion of the Administrator, an Option Certificate can provide for the payment of the Option Price either in cash, by check, by means of a full recourse promissory note, in Stock or in such other form as is acceptable to the Administrator. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the properly endorsed certificate for such Stock is delivered to the Administrator or its delegate.

                                    SECTION 9
                                 EXERCISE PERIOD

         Each Option granted under this Plan to an Employee, Consultant or Director shall be exercisable in whole or in part at such time or times as set forth in the related Option Certificate, but no Option Certificate shall make an ISO exercisable after the earlier of:

         (a) The date which is the fifth anniversary of the date the Option is granted, if the Option is an ISO and the Employee is a Ten Percent Stockholder on the date the Option is granted, or

         (b) The date which is the tenth anniversary of the date the Option is granted, if the Option is an ISO which is granted to an Employee who is not a Ten Percent Stockholder on the date the Option is granted.

         An Option Certificate may provide for (x) the exercise of an Option granted to an Employee after the employment of such Employee has terminated for any reason whatsoever, including death or disability, (y) the exercise of an Option granted to a Director after the termination of such Director's services as a Director for any reason whatsoever, including death or disability or (z) the exercise of an Option granted to a Consultant after the termination of such Consultant's services as a Consultant for any reason whatsoever, including death or disability.


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                                   SECTION 10
                               NONTRANSFERABILITY

         No Option granted under this Plan shall be transferable by an Employee, Consultant or Director other than by will or by the laws of descent and distribution, and such Option shall be exercisable during the lifetime of an Employee, Consultant or Director only by such Employee, Consultant or Director. The person or persons to whom an Option is transferred by will or by the laws of descent and distribution thereafter shall be treated for purposes of such Option as the Employee, Consultant or Director under this Plan.

                                   SECTION 11
                             SECURITIES REGISTRATION

         Each Option Certificate shall provide that, upon the receipt of shares of Stock as a result of the exercise of an Option, the Employee, Consultant or Director shall, if so requested by the Company, hold such shares of Stock for investment and not with a view to resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Each Option Certificate also shall provide that, if so requested by the Company, the Employee, Consultant or Director shall make a written representation to the Company that he or she will not sell or offer to sell any of such Stock unless a registration statement shall be in effect with respect to such Stock under the Securities Act of 1933, as amended ("1933 Act") and any applicable state securities law or unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Certificates representing the Stock transferred upon the exercise of an Option granted under this Plan may at the discretion of the Company bear a legend to the effect that such Stock has not been registered under the 1933 Act or any applicable state securities law and that such Stock may not be sold or offered for sale in the absence of an effective registration statement as to such Stock under the 1933 Act and any applicable state securities law or an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required.

                                   SECTION 12
                                  LIFE OF PLAN

         No Option shall be granted under this Plan on or after the earlier of:

         (a) The tenth anniversary of the effective date of this Plan (as determined under Section 4 of this Plan), in which event this Plan thereafter shall continue in effect until all outstanding Options have been exercised in full or no longer are exercisable, or

         (b) The date on which all of the Stock reserved under Section 3 of this Plan has (as a result of the exercise of Options granted under this Plan) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

                                   SECTION 13
                                   ADJUSTMENT

         The number of shares of Stock reserved under Section 3 of this Plan, the number of shares of Stock subject to Options granted under this Plan and the Option Price of such Options shall be adjusted by the Administrator in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits. The Administrator shall have the right to adjust (in a manner which satisfies the requirements of Section 424(a) of the Code) the number of shares of Stock reserved under Section 3 of this Plan, the number of shares of Stock subject to Options granted under this Plan, and the Option Price of such Options in the event of any corporate transaction described in Section 424(a) of the Code which provides for the substitution or assumption of Options. If any adjustment under this Section 13 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share


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shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options granted under this Plan shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this Section 13 by the Administrator shall be conclusive and binding on all affected persons.

                                   SECTION 14
                       SALE OR MERGER OR CHANGE IN CONTROL

         14.1 Sale or Merger. If the Company agrees to sell all or substantially all of its assets for cash or property or for a combination of cash and property or agrees to any merger, consolidation, reorganization, division or other corporate transaction in which Stock is converted into another security or into the right to receive securities or property and such agreement does not provide for the assumption or substitution of the Options granted under this Plan, each Option granted to an Employee, Consultant or Director may, at the direction of the Administrator, 1) be cancelled unilaterally by the Company (subject to such conditions, if any, as the Administrator deems appropriate under the circumstances) in exchange for whole shares of Stock (and cash in lieu of a fractional share) the number of which, if any, shall be determined by the Administrator on a date set by the Administrator for this purpose by dividing
(a) the excess of the then Fair Market Value of the Stock then subject to exercise under such Option (as determined without regard to any vesting schedule for such Option) over the Option Price of such Stock by (b) the then Fair Market Value of a share of such Stock, or 2) be cancelled unilaterally by the Company if the Option Price equals or exceeds the Fair Market Value of a share of Stock on such date.

         14.2 Change in Control. If there is a Change in Control of the Company or a tender or exchange offer is made for Stock other than by the Company, the Administrator thereafter shall have the right to take such action with respect to any unexercised Options, or all such Options, as the Administrator deems appropriate under the circumstances to protect the interest of the Company in maintaining the integrity of such grants under this Plan, including following the procedures set forth in Section 14.1 for a sale or merger of the Company. The Administrator shall have the right to take different action under this Section 14.2 with respect to different Employees, Consultants or Directors or different groups of Employees, Consultants or Directors as the Administrator deems appropriate under the circumstances.

                                   SECTION 15
                            AMENDMENT OR TERMINATION

         This Plan may be amended by the Administrator from time to time to the extent that the Administrator deems necessary or appropriate; provided, however
(a) no such amendment shall be made absent the approval of the stockholders of the Company required under Section 422 of the Code 1) to increase the number of shares of Stock reserved under Section 3, or 2) to change the class of employees eligible for Options under Section 6 and (b) no provision of this Plan shall be amended more than once every 6 months if amending such provision would result the in loss of an exemption under Rule 16b-3. Subject to the other limitations set forth in this Section 15, any amendment which specifically applies to Non-ISOs shall not require stockholder approval unless otherwise determined by the Administrator. The Administrator also may suspend the granting of Options under this Plan at any time and may terminate this Plan at any time; provided, however, that the Administrator shall not have the right unilaterally to modify, amend or cancel any Option granted before such suspension or termination unless
(x) the Employee, Consultant or Director consents in writing to such modification, amendment or cancellation, or (y) there is a dissolution or liquidation of the Company or a transaction described in Section 13 or Section 14 of this Plan.

                                   SECTION 16
                                  MISCELLANEOUS

         16.1 No Stockholder Rights. No Employee, Consultant or Director shall have any rights as a stockholder of the Company as a result of the grant of an Option to him or to her under this Plan or his or her


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exercise of such Option pending the actual delivery of Stock subject to such
Option to such Employee, Consultant or Director.

         16.2 No Contract of Employment. The grant of an Option to an Employee, Consultant or Director under this Plan shall not constitute a contract of employment a right to continue as a Consultant or a right to continue to serve on the Board, as applicable and shall not confer on any Employee, Consultant or Director any rights upon his or her termination of employment or service in addition to those rights, if any, expressly set forth in the Option Certificate which evidences his or her Option.

         16.3 Other Conditions. Each Option Certificate may require that an Employee, Consultant or Director (as a condition to the exercise of an Option) enter into any agreement or make such representations prepared by the Company, including any agreement which restricts the transfer of Stock acquired pursuant to the exercise of such Option or provides for the repurchase of such Stock by the Company under certain circumstances.

         16.4 Withholding. The exercise of any Option granted under this Plan shall constitute full and complete consent by an Employee, Consultant or Director to whatever action the Administrator deems necessary or appropriate to satisfy the federal and state tax withholding requirements, if any, which the Administrator acting in its discretion deems applicable to such exercise. The Administrator also shall have the right to provide in an Option Certificate that an Employee, Consultant or Director may elect to satisfy federal and state withholding requirements through a reduction in the number of shares of Stock actually transferred to him or her under this Plan, and if the Employee, Consultant or Director is subject to the reporting requirements under Section 16 of the Exchange Act, any such election and any such reduction shall be effected so as to satisfy the conditions to the exemption under Rule 16b-3 under the Exchange Act.

         16.5 Construction. This Plan shall be construed under the laws of the State of Alabama.

                                    * * * * *

                  IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Plan this 15th day of December, 2000 to evidence its adoption of this Plan.


                                       BOOKSAMILLION.COM, INC.



                                       BY: /s/ Terrance G. Finley
                                          --------------------------------------


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                         AMERICAN INTERNET SERVICE, INC.
                                STOCK OPTION PLAN

                                    SECTION 1
                                     PURPOSE

         The purpose of this Plan is to promote the interests of the Company and its stockholders by granting Options to purchase stock to Employees, Consultants and Directors in order 1) to provide an additional incentive to each Employee, Consultant or Director to work to increase the value of the Company's stock, and
2) to provide each Employee, Consultant or Director with a stake in the future of the Company which corresponds to the stake of each of the Company's stockholders.

                                    SECTION 2
                                   DEFINITIONS

         Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

         2.1 Administrator - means the Board or the Committee responsible for conducting the general administration of the Plan, as applicable, in accordance with Section 5 hereof.

         2.2      Board - means the Board of Directors of the Company.

         2.3 Change in Control - means (a) the acquisition of the power to direct, or cause the direction of, the management and policies of the Company by a person (not previously possessing such power), acting alone or in conjunction with others, whether through the ownership of Stock, by contract or otherwise, or (b) the acquisition, directly or indirectly, of the power to vote more than 50% of the outstanding Stock by any person or by two or more persons acting together. For purposes of this definition, 1) the term "person" means a natural person, corporation, partnership, joint venture, trust, government or instrumentality of a government, and 2) customary agreements with or between underwriters and selling group members with respect to a bona fide public offering of Stock shall be disregarded.

         2.4      Code - means the Internal Revenue Code of 1986, as amended.

         2.5 Consultant - means any consultant or advisor if: (a) the consultant or advisor renders bona fide services to the Company; (b) the services rendered by the consultant or advisor are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and (c) the consultant or advisor is a natural person.

         2.6 Committee - means the committee appointed by the Board to administer this Plan in accordance with Section 5 hereof.

         2.7 Company - means American Internet Service, Inc., an Alabama corporation, and any successor to such corporation.

         2.8 Director - means any member of the Board who is not an employee of the Company or a Subsidiary.

         2.9 Employee - means an officer or other employee (as defined in Section 3401(c) of the Code) of any of the Company, any Parent Corporation or any Subsidiary who the Administrator, acting in its absolute discretion, has determined to be eligible for the grant of an Option under this Plan.

         2.10 Exchange Act - means the Securities Exchange Act of 1934, as amended.


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         2.11     Fair Market Value - means (a) the closing price on any date for a share of Stock as reported by The Wall Street Journal under the New York Stock Exchange Composite Transactions quotation system (or under any successor quotation system), or (b) if the Stock is not traded on the New York Stock Exchange, under the quotation system under which such closing price is reported, or (c) if The Wall Street Journal does not report such closing price, such closing price as reported by a newspaper or trade journal selected by the Administrator, or (d) if no such closing price is available on such date, such closing price as so reported or so quoted in accordance with Section 2.9(a) for the immediately preceding business day, or (e) if no newspaper or trade journal reports such closing price or if no such price quotation is available, the price which the Administrator acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

         2.12 Independent Director - means a Director who is not an Employee.

         2.13 ISO - means an option granted under this Plan to purchase Stock which is intended by the Company to satisfy the requirements of Code
Section 422.

         2.14 Non-ISO - means an option granted under this Plan to purchase Stock which is not intended by the Company to satisfy the requirements of Code
Section 422.

         2.15     Option - means an ISO or a Non-ISO.

         2.16 Option Certificate - means the written certificate or instrument which sets forth the terms of an Option granted to an Employee, Consultant or Director under this Plan.

         2.17 Option Price - means the price which shall be paid to purchase one share of Stock upon the exercise of an Option granted under this Plan.

         2.18 Parent Corporation - means any corporation which is a parent of the Company within the meaning of Section 424(e) of the Code.

         2.19 Plan - means this American Internet Service, Inc. Stock Option Plan, as amended from time to time.

         2.20     Rule 16b-3 - means the exemption under Rule 16b-3 to
Section 16(b) of the Exchange Act or any successor to such rule.

         2.21     Stock - means the $0.01 par value common stock of the Company.

         2.22 Subsidiary - means a corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) of the Company.

         2.23 Ten Percent Stockholder - means a person who owns (after taking into account the attribution rules of code Section 424(d)) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent Corporation or its Subsidiary.

                                    SECTION 3
                         SHARES RESERVED UNDER THE PLAN

         There shall be 10,000 shares of Stock reserved for use under this Plan, and such shares of Stock shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by the Company. Furthermore, any shares of Stock subject to an Option which remain unissued after the cancellation, expiration or exchange of such Option thereafter shall again become available for use under this Plan.

                                    SECTION 4
                                 EFFECTIVE DATE

         The effective date of this Plan shall be the date it is adopted by the Board, provided that the stockholders of the Company shall approve this Plan after the date of its adoption and, to the extent this Plan provides for the issuance of ISOs, the stockholders of the Company shall approve those portions of this Plan related to the granting of ISOs within twelve (12) months after the date of adoption. If any Options are granted under this Plan before the date of such stockholder approval, such Options automatically shall be granted subject to such approval.

                                    SECTION 5
                                 ADMINISTRATION

         Unless and until the Board delegates administration to a Committee as set forth below, the Plan shall be administered by the Board. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Notwithstanding the foregoing, however, from and after the first date upon which shares of Stock are listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system, a Committee of the Board shall administer the Plan and the Committee shall consist solely of two or more Independent Directors each of whom is both an "outside director," within the meaning of Section 162(m) of the Code, and a "non-employee director" within the meaning of Rule 16b-3. Within the scope of such authority, the Board or the Committee may (a) delegate to a committee of one or more members of the Board who are not Independent Directors the authority to grant awards under the Plan to eligible persons who are either (i) not then "covered employees," within the meaning of Section 162(m) of the Code and are not expected to be "covered employees" at the time of recognition of income resulting from such award or
(ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (b) delegate to a committee of one or more members of the Board who are not "non-employee directors," within the meaning of Rule 16b-3, the authority to grant awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

                                    SECTION 6
                                   ELIGIBILITY

         Only Employees, Consultants and Directors shall be eligible for the grant of Options under this Plan; provided, however, that no ISO shall be granted to any person who is not an Employee.

                                    SECTION 7
                                GRANT OF OPTIONS

         7.1 Administrator Action. The Administrator, acting in its absolute discretion, shall have the right to grant Options to Employees, Consultants and Directors under this Plan from time to time to purchase shares of Stock and, further, shall have the right to grant new Options in exchange for outstanding Options which have a higher or lower Option Price. Each grant of an Option shall be evidenced by an Option Certificate, and each such Option Certificate shall 1) specify whether the Option is an ISO or Non-ISO and 2) incorporate such other terms and conditions as the Administrator, acting in its absolute discretion, deems consistent with the terms of this Plan, including (without limitation) a restriction on the number of shares of Stock subject to the Option which first become exercisable during any calendar year. If the Administrator grants an ISO and a Non-ISO to an Employee on the same date, the right of the Employee to exercise one such Option shall not be conditioned on his or her failure to exercise the other such Option.

         7.2 $100,000 Limit. To the extent that the aggregate Fair Market Value of Stock (determined as of the date the ISOs are granted) with respect to which ISOs first become exercisable in any calendar year exceeds $100,000, such Options in excess of the limitation shall be treated as Non-ISOs. The Fair Market Value of the Stock subject to any other option (determined as of the date such option was granted) which 1) satisfies the requirements of Section 422 of the Code and 2) is granted to an Employee under a plan maintained by the Company, a Subsidiary or a Parent Corporation shall be treated (for purposes of this $100,000 limitation) as if granted under this Plan. This $100,000 limitation shall be administered in accordance with the rules under Section 422(d) of the Code.

                                    SECTION 8
                                  OPTION PRICE

         The Option Price for each share of Stock subject to an ISO shall be no less than the Fair Market Value of a share of Stock on the date the ISO is granted; provided, however, if the Option is an ISO granted to a Ten Percent Stockholder, the Option Price for each share of Stock subject to such ISO shall be no less than 110% of the Fair Market Value of a share of Stock on the date such ISO is granted. The Option Price for each share of Stock subject to a Non-ISO which is granted to an Employee, Consultant or Director may (in the absolute discretion of the Administrator) be more or less than or equal to the Fair Market value of a share of Stock on the date the Non-ISO is granted; provided, however, that in no event shall the Option Price be less than adequate consideration as determined by the Administrator. The Option Price shall be payable in full upon the exercise of any Option and, at the discretion of the Administrator, an Option Certificate can provide for the payment of the Option Price either in cash, by check, by means of a full recourse promissory note, in Stock or in such other form as is acceptable to the Administrator. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the properly endorsed certificate for such Stock is delivered to the Administrator or its delegate.

                                    SECTION 9
                                 EXERCISE PERIOD

         Each Option granted under this Plan to an Employee, Consultant or Director shall be exercisable in whole or in part at such time or times as set forth in the related Option Certificate, but no Option Certificate shall make an ISO exercisable after the earlier of:

         (a) The date which is the fifth anniversary of the date the Option is granted, if the Option is an ISO and the Employee is a Ten Percent Stockholder on the date the Option is granted, or

         (b) The date which is the tenth anniversary of the date the Option is granted, if the Option is an ISO which is granted to an Employee who is not a Ten Percent Stockholder on the date the Option is granted.

         An Option Certificate may provide for (x) the exercise of an Option granted to an Employee after the employment of such Employee has terminated for any reason whatsoever, including death or disability, (y) the exercise of an Option granted to a Director after the termination of such Director's services as a Director for any reason whatsoever, including death or disability or (z) the exercise of an Option granted to a Consultant after the termination of such Consultant's services as a Consultant for any reason whatsoever, including death or disability.

                                   SECTION 10
                               NONTRANSFERABILITY

         No Option granted under this Plan shall be transferable by an Employee, Consultant or Director other than by will or by the laws of descent and distribution, and such Option shall be exercisable during the lifetime of an Employee, Consultant or Director only by such Employee, Consultant or Director. The person or persons to whom an Option is transferred by will or by the laws of descent and distribution thereafter shall be treated for purposes of such Option as the Employee, Consultant or Director under this Plan.

                                   SECTION 11
                             SECURITIES REGISTRATION

         Each Option Certificate shall provide that, upon the receipt of shares of Stock as a result of the exercise of an Option, the Employee, Consultant or Director shall, if so requested by the Company, hold such shares of Stock for investment and not with a view to resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Each Option Certificate also shall provide that, if so requested by the Company, the Employee, Consultant or Director shall make a written representation to the Company that he or she will not sell or offer to sell any of such Stock unless a registration statement shall be in effect with respect to such Stock under the Securities Act of 1933, as amended ("1933 Act") and any applicable state securities law or unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Certificates representing the Stock transferred upon the exercise of an Option granted under this Plan may at the discretion of the Company bear a legend to the effect that such Stock has not been registered under the 1933 Act or any applicable state securities law and that such Stock may not be sold or offered for sale in the absence of an effective registration statement as to such Stock under the 1933 Act and any applicable state securities law or an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required.

                                   SECTION 12
                                  LIFE OF PLAN

         No Option shall be granted under this Plan on or after the earlier of:

         (a) The tenth anniversary of the effective date of this Plan (as determined under Section 4 of this Plan), in which event this Plan thereafter shall continue in effect until all outstanding Options have been exercised in full or no longer are exercisable, or

         (b) The date on which all of the Stock reserved under Section 3 of this Plan has (as a result of the exercise of Options granted under this Plan) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

                                   SECTION 13
                                   ADJUSTMENT

         The number of shares of Stock reserved under Section 3 of this Plan, the number of shares of Stock subject to Options granted under this Plan and the Option Price of such Options shall be adjusted by the Administrator in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits. The Administrator shall have the right to adjust (in a manner which satisfies the requirements of Section 424(a) of the Code) the number of shares of Stock reserved under Section 3 of this Plan, the number of shares of Stock subject to Options granted under this Plan, and the Option Price of such Options in the event of any corporate transaction described in Section 424(a) of the Code which provides for the substitution or assumption of Options. If any adjustment under this Section 13 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options granted under this Plan shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this Section 13 by the Administrator shall be conclusive and binding on all affected persons.

                                   SECTION 14
                       SALE OR MERGER OR CHANGE IN CONTROL

         14.1 Sale or Merger. If the Company agrees to sell all or substantially all of its assets for cash or property or for a combination of cash and property or agrees to any merger, consolidation, reorganization, division or other corporate transaction in which Stock is converted into another security or into the right to receive securities or property and such agreement does not provide for the assumption or substitution of the Options granted under this Plan, each Option granted to an Employee, Consultant or Director may, at the direction of the Administrator, 1) be cancelled unilaterally by the Company (subject to such conditions, if any, as the Administrator deems appropriate under the circumstances) in exchange for whole shares of Stock (and cash in lieu of a fractional share) the number of which, if any, shall be determined by the Administrator on a date set by the Administrator for this purpose by dividing
(a) the excess of the then Fair Market Value of the Stock then subject to exercise under such Option (as determined without regard to any vesting schedule for such Option) over the Option Price of such Stock by (b) the then Fair Market Value of a share of such Stock, or 2) be cancelled unilaterally by the Company if the Option Price equals or exceeds the Fair Market Value of a share of Stock on such date.

         14.2 Change in Control. If there is a Change in Control of the Company or a tender or exchange offer is made for Stock other than by the Company, the Administrator thereafter shall have the right to take such action with respect to any unexercised Options, or all such Options, as the Administrator deems appropriate under the circumstances to protect the interest of the Company in maintaining the integrity of such grants under this Plan, including following the procedures set forth in Section 14.1 for a sale or merger of the Company. The Administrator shall have the right to take different action under this Section 14.2 with respect to different Employees, Consultants or Directors or different groups of Employees, Consultants or Directors as the Administrator deems appropriate under the circumstances.

                                   SECTION 15
                            AMENDMENT OR TERMINATION

         This Plan may be amended by the Administrator from time to time to the extent that the Administrator deems necessary or appropriate; provided, however
(a) no such amendment shall be made absent the approval of the stockholders of the Company required under Section 422 of the Code 1) to increase the number of shares of Stock reserved under Section 3, or 2) to change the class of employees eligible for Options under Section 6 and (b) no provision of this Plan shall be amended more than once every 6 months if amending such provision would result in the loss of an exemption under Rule 16b-3. Subject to the other limitations set forth in this Section 15, any amendment which specifically applies to Non-ISOs shall not require stockholder approval unless otherwise determined by the Administrator. The Administrator also may suspend the granting of Options under this Plan at any time and may terminate this Plan at any time; provided, however, that the Administrator shall not have the right unilaterally to modify, amend or cancel any Option granted before such suspension or termination unless
(x) the Employee, Consultant or Director consents in writing to such modification, amendment or cancellation, or (y) there is a dissolution or liquidation of the Company or a transaction described in Section 13 or Section 14 of this Plan.

                                   SECTION 16
                                  MISCELLANEOUS

         16.1 No Stockholder Rights. No Employee, Consultant or Director shall have any rights as a stockholder of the Company as a result of the grant of an Option to him or to her under this Plan or his or her exercise of such Option pending the actual delivery of Stock subject to such Option to such Employee, Consultant or Director.

         16.2 No Contract of Employment. The grant of an Option to an Employee, Consultant or Director under this Plan shall not constitute a contract of employment, a right to continue as a Consultant or a right to continue to serve on the Board, as applicable and shall not confer on any Employee, Consultant or Director any rights upon his or her termination of employment or service in addition to those rights, if any, expressly set forth in the Option Certificate which evidences his or her Option.

         16.3 Other Conditions. Each Option Certificate may require that an Employee, Consultant or Director (as a condition to the exercise of an Option) enter into any agreement or make such representations prepared by the Company, including any agreement which restricts the transfer of Stock acquired pursuant to the exercise of such Option or provides for the repurchase of such Stock by the Company under certain circumstances.

         16.4 Withholding. The exercise of any Option granted under this Plan shall constitute full and complete consent by an Employee, Consultant or Director to whatever action the Administrator deems necessary or appropriate to satisfy the federal and state tax withholding requirements, if any, which the Administrator acting in its discretion deems applicable to such exercise. The Administrator also shall have the right to provide in an Option Certificate that an Employee, Consultant or Director may elect to satisfy federal and state withholding requirements through a reduction in the number of shares of Stock actually transferred to him or her under this Plan, and if the Employee, Consultant or Director is subject to the reporting requirements under Section 16 of the Exchange Act, any such election and any such reduction shall be effected so as to satisfy the conditions to the exemption under Rule 16b-3 under the Exchange Act.

         16.5 Construction. This Plan shall be construed under the laws of the State of Alabama.

                                    * * * * *

                  IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Plan this 28th day of December, 2000 to evidence its adoption of this Plan.


                                       AMERICAN INTERNET SERVICE, INC.



                                       BY:  /s/ Terrance G. Finley
                                          --------------------------------------

                                NETCENTRAL, INC.
                                STOCK OPTION PLAN

                                    SECTION 1
                                     PURPOSE

         The purpose of this Plan is to promote the interests of the Company and its stockholders by granting Options to purchase stock to Employees, Consultants and Directors in order 1) to provide an additional incentive to each Employee, Consultant or Director to work to increase the value of the Company's stock, and
2) to provide each Employee, Consultant or Director with a stake in the future of the Company which corresponds to the stake of each of the Company's stockholders.

                                    SECTION 2
                                   DEFINITIONS

         Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

         2.1 Administrator - means the Board or the Committee responsible for conducting the general administration of the Plan, as applicable, in accordance with Section 5 hereof.

         2.2      Board - means the Board of Directors of the Company.

         2.3 Change in Control - means (a) the acquisition of the power to direct, or cause the direction of, the management and policies of the Company by a person (not previously possessing such power), acting alone or in conjunction with others, whether through the ownership of Stock, by contract or otherwise, or (b) the acquisition, directly or indirectly, of the power to vote more than 50% of the outstanding Stock by any person or by two or more persons acting together. For purposes of this definition, 1) the term "person" means a natural person, corporation, partnership, joint venture, trust, government or instrumentality of a government, and 2) customary agreements with or between underwriters and selling group members with respect to a bona fide public offering of Stock shall be disregarded.

         2.4      Code - means the Internal Revenue Code of 1986, as amended.

         2.5 Consultant - means any consultant or advisor if: (a) the consultant or advisor renders bona fide services to the Company; (b) the services rendered by the consultant or advisor are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and (c) the consultant or advisor is a natural person.

         2.6 Committee - means the committee appointed by the Board to administer this Plan in accordance with Section 5 hereof.

         2.7 Company - means NetCentral, Inc., a Tennessee corporation, and any successor to such corporation.

         2.8 Director - means any member of the Board who is not an employee of the Company or a Subsidiary.

         2.9 Employee - means an officer or other employee (as defined in Section 3401(c) of the Code) of any of the Company, any Parent Corporation or any Subsidiary who the Administrator, acting in its absolute discretion, has determined to be eligible for the grant of an Option under this Plan.

         2.10 Exchange Act - means the Securities Exchange Act of 1934, as amended.

         2.11 Fair Market Value - means (a) the closing price on any date for a share of Stock as reported by The Wall Street Journal under the New York Stock Exchange Composite Transactions quotation system (or under any successor quotation system), or (b) if the Stock is not traded on the New York Stock Exchange, under the quotation system under which such closing price is reported, or (c) if The Wall Street Journal does not report such closing price, such closing price as reported by a newspaper or trade journal selected by the Administrator, or (d) if no such closing price is available on such date, such closing price as so reported or so quoted in accordance with Section 2.9(a) for the immediately preceding business day, or (e) if no newspaper or trade journal reports such closing price or if no such price quotation is available, the price which the Administrator acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

         2.12 Independent Director - means a Director who is not an Employee.

         2.13 ISO - means an option granted under this Plan to purchase Stock which is intended by the Company to satisfy the requirements of Code
Section 422.

         2.14 Non-ISO - means an option granted under this Plan to purchase Stock which is not intended by the Company to satisfy the requirements of Code
Section 422.

         2.15     Option - means an ISO or a Non-ISO.

         2.16 Option Certificate - means the written certificate or instrument which sets forth the terms of an Option granted to an Employee, Consultant or Director under this Plan.

         2.17 Option Price - means the price which shall be paid to purchase one share of Stock upon the exercise of an Option granted under this Plan.

         2.18 Parent Corporation - means any corporation which is a parent of the Company within the meaning of Section 424(e) of the Code.

         2.19 Plan - means this NetCentral, Inc. Stock Option Plan, as amended from time to time.

         2.20     Rule 16b-3 - means the exemption under Rule 16b-3 to
Section 16(b) of the Exchange Act or any successor to such rule.

         2.21     Stock - means the $0.01 par value common stock of the Company.

         2.22 Subsidiary - means a corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) of the Company.

         2.23 Ten Percent Stockholder - means a person who owns (after taking into account the attribution rules of code Section 424(d)) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent Corporation or its Subsidiary.

                                    SECTION 3
                         SHARES RESERVED UNDER THE PLAN

         There shall be 10,000 shares of Stock reserved for use under this Plan, and such shares of Stock shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by the Company. Furthermore, any shares of Stock subject to an Option which remain unissued after the cancellation, expiration or exchange of such Option thereafter shall again become available for use under this Plan.

                                    SECTION 4
                                 EFFECTIVE DATE

         The effective date of this Plan shall be the date it is adopted by the Board, provided that the stockholders of the Company shall approve this Plan after the date of its adoption and, to the extent this Plan provides for the issuance of ISOs, the stockholders of the Company shall approve those portions of this Plan related to the granting of ISOs within twelve (12) months after the date of adoption. If any Options are granted under this Plan before the date of such stockholder approval, such Options automatically shall be granted subject to such approval.

                                    SECTION 5
                                 ADMINISTRATION

         Unless and until the Board delegates administration to a Committee as set forth below, the Plan shall be administered by the Board. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Notwithstanding the foregoing, however, from and after the first date upon which shares of Stock are listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system, a Committee of the Board shall administer the Plan and the Committee shall consist solely of two or more Independent Directors each of whom is both an "outside director," within the meaning of Section 162(m) of the Code, and a "non-employee director" within the meaning of Rule 16b-3. Within the scope of such authority, the Board or the Committee may (a) delegate to a committee of one or more members of the Board who are not Independent Directors the authority to grant awards under the Plan to eligible persons who are either (i) not then "covered employees," within the meaning of Section 162(m) of the Code and are not expected to be "covered employees" at the time of recognition of income resulting from such award or
(ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (b) delegate to a committee of one or more members of the Board who are not "non-employee directors," within the meaning of Rule 16b-3, the authority to grant awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

                                    SECTION 6
                                   ELIGIBILITY

         Only Employees, Consultants and Directors shall be eligible for the grant of Options under this Plan; provided, however, that no ISO shall be granted to any person who is not an Employee.

                                    SECTION 7
                                GRANT OF OPTIONS

         7.1 Administrator Action. The Administrator, acting in its absolute discretion, shall have the right to grant Options to Employees, Consultants and Directors under this Plan from time to time to purchase shares of Stock and, further, shall have the right to grant new Options in exchange for outstanding Options which have a higher or lower Option Price. Each grant of an Option shall be evidenced by an Option Certificate, and each such Option Certificate shall 1) specify whether the Option is an ISO or Non-ISO and 2) incorporate such other terms and conditions as the Administrator, acting in its absolute discretion, deems consistent with the terms of this Plan, including (without limitation) a restriction on the number of shares of Stock subject to the Option which first become exercisable during any calendar year. If the Administrator grants an ISO and a Non-ISO to an Employee on the same date, the right of the Employee to exercise one such Option shall not be conditioned on his or her failure to exercise the other such Option.

         7.2 $100,000 Limit. To the extent that the aggregate Fair Market Value of Stock (determined as of the date the ISOs are granted) with respect to which ISOs first become exercisable in any calendar year exceeds $100,000, such Options in excess of the limitation shall be treated as Non-ISOs. The Fair Market Value of the Stock subject to any other option (determined as of the date such option was granted) which 1) satisfies the requirements of Section 422 of the Code and 2) is granted to an Employee under a plan maintained by the Company, a Subsidiary or a Parent Corporation shall be treated (for purposes of this $100,000 limitation) as if granted under this Plan. This $100,000 limitation shall be administered in accordance with the rules under Section 422(d) of the Code.

                                    SECTION 8
                                  OPTION PRICE

         The Option Price for each share of Stock subject to an ISO shall be no less than the Fair Market Value of a share of Stock on the date the ISO is granted; provided, however, if the Option is an ISO granted to a Ten Percent Stockholder, the Option Price for each share of Stock subject to such ISO shall be no less than 110% of the Fair Market Value of a share of Stock on the date such ISO is granted. The Option Price for each share of Stock subject to a Non-ISO which is granted to an Employee, Consultant or Director may (in the absolute discretion of the Administrator) be more or less than or equal to the Fair Market value of a share of Stock on the date the Non-ISO is granted; provided, however, that in no event shall the Option Price be less than adequate consideration as determined by the Administrator. The Option Price shall be payable in full upon the exercise of any Option and, at the discretion of the Administrator, an Option Certificate can provide for the payment of the Option Price either in cash, by check, by means of a full recourse promissory note, in Stock or in such other form as is acceptable to the Administrator. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the properly endorsed certificate for such Stock is delivered to the Administrator or its delegate.

                                    SECTION 9
                                 EXERCISE PERIOD

         Each Option granted under this Plan to an Employee, Consultant or Director shall be exercisable in whole or in part at such time or times as set forth in the related Option Certificate, but no Option Certificate shall make an ISO exercisable after the earlier of:

         (a) The date which is the fifth anniversary of the date the Option is granted, if the Option is an ISO and the Employee is a Ten Percent Stockholder on the date the Option is granted, or

         (b) The date which is the tenth anniversary of the date the Option is granted, if the Option is an ISO which is granted to an Employee who is not a Ten Percent Stockholder on the date the Option is granted.

         An Option Certificate may provide for (x) the exercise of an Option granted to an Employee after the employment of such Employee has terminated for any reason whatsoever, including death or disability, (y) the exercise of an Option granted to a Director after the termination of such Director's services as a Director for any reason whatsoever, including death or disability or (z) the exercise of an Option granted to a Consultant after the termination of such Consultant's services as a Consultant for any reason whatsoever, including death or disability.

                                   SECTION 10
                               NONTRANSFERABILITY

         No Option granted under this Plan shall be transferable by an Employee, Consultant or Director other than by will or by the laws of descent and distribution, and such Option shall be exercisable during the lifetime of an Employee, Consultant or Director only by such Employee, Consultant or Director. The person or persons to whom an Option is transferred by will or by the laws of descent and distribution thereafter shall be treated for purposes of such Option as the Employee, Consultant or Director under this Plan.

                                   SECTION 11
                             SECURITIES REGISTRATION

         Each Option Certificate shall provide that, upon the receipt of shares of Stock as a result of the exercise of an Option, the Employee, Consultant or Director shall, if so requested by the Company, hold such shares of Stock for investment and not with a view to resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Each Option Certificate also shall provide that, if so requested by the Company, the Employee, Consultant or Director shall make a written representation to the Company that he or she will not sell or offer to sell any of such Stock unless a registration statement shall be in effect with respect to such Stock under the Securities Act of 1933, as amended ("1933 Act") and any applicable state securities law or unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Certificates representing the Stock transferred upon the exercise of an Option granted under this Plan may at the discretion of the Company bear a legend to the effect that such Stock has not been registered under the 1933 Act or any applicable state securities law and that such Stock may not be sold or offered for sale in the absence of an effective registration statement as to such Stock under the 1933 Act and any applicable state securities law or an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required.

                                   SECTION 12
                                  LIFE OF PLAN

         No Option shall be granted under this Plan on or after the earlier of:

         (a) The tenth anniversary of the effective date of this Plan (as determined under Section 4 of this Plan), in which event this Plan thereafter shall continue in effect until all outstanding Options have been exercised in full or no longer are exercisable, or

         (b) The date on which all of the Stock reserved under Section 3 of this Plan has (as a result of the exercise of Options granted under this Plan) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

                                   SECTION 13
                                   ADJUSTMENT

         The number of shares of Stock reserved under Section 3 of this Plan, the number of shares of Stock subject to Options granted under this Plan and the Option Price of such Options shall be adjusted by the Administrator in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits. The Administrator shall have the right to adjust (in a manner which satisfies the requirements of Section 424(a) of the Code) the number of shares of Stock reserved under Section 3 of this Plan, the number of shares of Stock subject to Options granted under this Plan, and the Option Price of such Options in the event of any corporate transaction described in Section 424(a) of the Code which provides for the substitution or assumption of Options. If any adjustment under this Section 13 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options granted under this Plan shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this Section 13 by the Administrator shall be conclusive and binding on all affected persons.

                                   SECTION 14
                       SALE OR MERGER OR CHANGE IN CONTROL

         14.1 Sale or Merger. If the Company agrees to sell all or substantially all of its assets for cash or property or for a combination of cash and property or agrees to any merger, consolidation, reorganization, division or other corporate transaction in which Stock is converted into another security or into the right to receive securities or property and such agreement does not provide for the assumption or substitution of the Options granted under this Plan, each Option granted to an Employee, Consultant or Director may, at the direction of the Administrator, 1) be cancelled unilaterally by the Company (subject to such conditions, if any, as the Administrator deems appropriate under the circumstances) in exchange for whole shares of Stock (and cash in lieu of a fractional share) the number of which, if any, shall be determined by the Administrator on a date set by the Administrator for this purpose by dividing
(a) the excess of the then Fair Market Value of the Stock then subject to exercise under such Option (as determined without regard to any vesting schedule for such Option) over the Option Price of such Stock by (b) the then Fair Market Value of a share of such Stock, or 2) be cancelled unilaterally by the Company if the Option Price equals or exceeds the Fair Market Value of a share of Stock on such date.

         14.2 Change in Control. If there is a Change in Control of the Company or a tender or exchange offer is made for Stock other than by the Company, the Administrator thereafter shall have the right to take such action with respect to any unexercised Options, or all such Options, as the Administrator deems appropriate under the circumstances to protect the interest of the Company in maintaining the integrity of such grants under this Plan, including following the procedures set forth in Section 14.1 for a sale or merger of the Company. The Administrator shall have the right to take different action under this Section 14.2 with respect to different Employees, Consultants or Directors or different groups of Employees, Consultants or Directors as the Administrator deems appropriate under the circumstances.

                                   SECTION 15
                            AMENDMENT OR TERMINATION

         This Plan may be amended by the Administrator from time to time to the extent that the Administrator deems necessary or appropriate; provided, however
(a) no such amendment shall be made absent the approval of the stockholders of the Company required under Section 422 of the Code 1) to increase the number of shares of Stock reserved under Section 3, or 2) to change the class of employees eligible for Options under Section 6 and (b) no provision of this Plan shall be amended more than once every 6 months if amending such provision would result the in loss of an exemption under Rule 16b-3. Subject to the other limitations set forth in this Section 15, any amendment which specifically applies to Non-ISOs shall not require stockholder approval unless otherwise determined by the Administrator. The Administrator also may suspend the granting of Options under this Plan at any time and may terminate this Plan at any time; provided, however, that the Administrator shall not have the right unilaterally to modify, amend or cancel any Option granted before such suspension or termination unless
(x) the Employee, Consultant or Director consents in writing to such modification, amendment or cancellation, or (y) there is a dissolution or liquidation of the Company or a transaction described in Section 13 or Section 14 of this Plan.

                                   SECTION 16
                                  MISCELLANEOUS

         16.1 No Stockholder Rights. No Employee, Consultant or Director shall have any rights as a stockholder of the Company as a result of the grant of an Option to him or to her under this Plan or his or her exercise of such Option pending the actual delivery of Stock subject to such Option to such Employee, Consultant or Director.

         16.2 No Contract of Employment. The grant of an Option to an Employee, Consultant or Director under this Plan shall not constitute a contract of employment a right to continue as a Consultant or a right to continue to serve on the Board, as applicable and shall not confer on any Employee, Consultant or Director any rights upon his or her termination of employment or service in addition to those rights, if any, expressly set forth in the Option Certificate which evidences his or her Option.

         16.3 Other Conditions. Each Option Certificate may require that an Employee, Consultant or Director (as a condition to the exercise of an Option) enter into any agreement or make such representations prepared by the Company, including any agreement which restricts the transfer of Stock acquired pursuant to the exercise of such Option or provides for the repurchase of such Stock by the Company under certain circumstances.

         16.4 Withholding. The exercise of any Option granted under this Plan shall constitute full and complete consent by an Employee, Consultant or Director to whatever action the Administrator deems necessary or appropriate to satisfy the federal and state tax withholding requirements, if any, which the Administrator acting in its discretion deems applicable to such exercise. The Administrator also shall have the right to provide in an Option Certificate that an Employee, Consultant or Director may elect to satisfy federal and state withholding requirements through a reduction in the number of shares of Stock actually transferred to him or her under this Plan, and if the Employee, Consultant or Director is subject to the reporting requirements under Section 16 of the Exchange Act, any such election and any such reduction shall be effected so as to satisfy the conditions to the exemption under Rule 16b-3 under the Exchange Act.

         16.5 Construction. This Plan shall be construed under the laws of the State of Tennessee.

                                    * * * * *

                  IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Plan this 3rd day of January, 2001 to evidence its adoption of this Plan.


                                       NETCENTRAL, INC.



                                       BY: /s/ Terrance G. Finley
                                          --------------------------------------

                                FAITHPOINT, INC.
                                STOCK OPTION PLAN

                                    SECTION 1
                                     PURPOSE

         The purpose of this Plan is to promote the interests of the Company and its stockholders by granting Options to purchase stock to Employees, Consultants and Directors in order 1) to provide an additional incentive to each Employee, Consultant or Director to work to increase the value of the Company's stock, and
2) to provide each Employee, Consultant or Director with a stake in the future of the Company which corresponds to the stake of each of the Company's stockholders.

                                    SECTION 2
                                   DEFINITIONS

         Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

         2.1 Administrator - means the Board or the Committee responsible for conducting the general administration of the Plan, as applicable, in accordance with Section 5 hereof.

         2.2      Board - means the Board of Directors of the Company.

         2.3 Change in Control - means (a) the acquisition of the power to direct, or cause the direction of, the management and policies of the Company by a person (not previously possessing such power), acting alone or in conjunction with others, whether through the ownership of Stock, by contract or otherwise, or (b) the acquisition, directly or indirectly, of the power to vote more than 50% of the outstanding Stock by any person or by two or more persons acting together. For purposes of this definition, 1) the term "person" means a natural person, corporation, partnership, joint venture, trust, government or instrumentality of a government, and 2) customary agreements with or between underwriters and selling group members with respect to a bona fide public offering of Stock shall be disregarded.


         2.4      Code - means the Internal Revenue Code of 1986, as amended.

         2.5 Consultant - means any consultant or advisor if: (a) the consultant or advisor renders bona fide services to the Company; (b) the services rendered by the consultant or advisor are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and (c) the consultant or advisor is a natural person.

         2.6 Committee - means the committee appointed by the Board to administer this Plan in accordance with Section 5 hereof.

         2.7 Company - means FaithPoint, Inc., an Alabama corporation, and any successor to such corporation.

         2.8 Director - means any member of the Board who is not an employee of the Company or a Subsidiary.

         2.9 Employee - means an officer or other employee (as defined in Section 3401(c) of the Code) of any of the Company, any Parent Corporation or any Subsidiary who the Administrator, acting in its absolute discretion, has determined to be eligible for the grant of an Option under this Plan.

         2.10 Exchange Act - means the Securities Exchange Act of 1934, as amended.

         2.11 Fair Market Value - means (a) the closing price on any date for a share of Stock as reported by The Wall Street Journal under the New York Stock Exchange Composite Transactions quotation system (or under any successor quotation system), or (b) if the Stock is not traded on the New York Stock Exchange, under the quotation system under which such closing price is reported, or (c) if The Wall Street Journal does not report such closing price, such closing price as reported by a newspaper or trade journal selected by the Administrator, or (d) if no such closing price is available on such date, such closing price as so reported or so quoted in accordance with Section 2.9(a) for the immediately preceding business day, or (e) if no newspaper or trade journal reports such closing price or if no such price quotation is available, the price which the Administrator acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

         2.12 Independent Director - means a Director who is not an Employee.

         2.13 ISO - means an option granted under this Plan to purchase Stock which is intended by the Company to satisfy the requirements of Code
Section 422.

         2.14 Non-ISO - means an option granted under this Plan to purchase Stock which is not intended by the Company to satisfy the requirements of Code
Section 422.

         2.15     Option - means an ISO or a Non-ISO.

         2.16 Option Certificate - means the written certificate or instrument which sets forth the terms of an Option granted to an Employee, Consultant or Director under this Plan.

         2.17 Option Price - means the price which shall be paid to purchase one share of Stock upon the exercise of an Option granted under this Plan.

         2.18 Parent Corporation - means any corporation which is a parent of the Company within the meaning of Section 424(e) of the Code.

         2.19 Plan - means this FaithPoint, Inc. Stock Option Plan, as amended from time to time.

         2.20     Rule 16b-3 - means the exemption under Rule 16b-3 to
Section 16(b) of the Exchange Act or any successor to such rule.

         2.21     Stock - means the $0.01 par value common stock of the Company.

         2.22 Subsidiary - means a corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) of the Company.

         2.23 Ten Percent Stockholder - means a person who owns (after taking into account the attribution rules of code Section 424(d)) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent Corporation or its Subsidiary.

                                    SECTION 3
                         SHARES RESERVED UNDER THE PLAN

         There shall be 10,000 shares of Stock reserved for use under this Plan, and such shares of Stock shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by the Company. Furthermore, any shares of Stock subject to an Option which remain unissued after the cancellation, expiration or exchange of such Option thereafter shall again become available for use under this Plan.

                                    SECTION 4
                                 EFFECTIVE DATE

         The effective date of this Plan shall be the date it is adopted by the Board, provided that the stockholders of the Company shall approve this Plan after the date of its adoption and, to the extent this Plan provides for the issuance of ISOs, the stockholders of the Company shall approve those portions of this Plan related to the granting of ISOs within twelve (12) months after the date of adoption. If any Options are granted under this Plan before the date of such stockholder approval, such Options automatically shall be granted subject to such approval.

                                    SECTION 5
                                 ADMINISTRATION

         Unless and until the Board delegates administration to a Committee as set forth below, the Plan shall be administered by the Board. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Notwithstanding the foregoing, however, from and after the first date upon which shares of Stock are listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system, a Committee of the Board shall administer the Plan and the Committee shall consist solely of two or more Independent Directors each of whom is both an "outside director," within the meaning of Section 162(m) of the Code, and a "non-employee director" within the meaning of Rule 16b-3. Within the scope of such authority, the Board or the Committee may (a) delegate to a committee of one or more members of the Board who are not Independent Directors the authority to grant awards under the Plan to eligible persons who are either (i) not then "covered employees," within the meaning of Section 162(m) of the Code and are not expected to be "covered employees" at the time of recognition of income resulting from such award or
(ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (b) delegate to a committee of one or more members of the Board who are not "non-employee directors," within the meaning of Rule 16b-3, the authority to grant awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

                                    SECTION 6
                                   ELIGIBILITY

         Only Employees, Consultants and Directors shall be eligible for the grant of Options under this Plan; provided, however, that no ISO shall be granted to any person who is not an Employee.

                                    SECTION 7
                                GRANT OF OPTIONS

         7.1 Administrator Action. The Administrator, acting in its absolute discretion, shall have the right to grant Options to Employees, Consultants and Directors under this Plan from time to time to purchase shares of Stock and, further, shall have the right to grant new Options in exchange for outstanding Options which have a higher or lower Option Price. Each grant of an Option shall be evidenced by an Option Certificate, and each such Option Certificate shall 1) specify whether the Option is an ISO or Non-ISO and 2) incorporate such other terms and conditions as the Administrator, acting in its absolute discretion, deems consistent with the terms of this Plan, including (without limitation) a restriction on the number of shares of Stock subject to the Option which first become exercisable during any calendar year. If the Administrator grants an ISO and a Non-ISO to an Employee on the same date, the right of the Employee to exercise one such Option shall not be conditioned on his or her failure to exercise the other such Option.

         7.2 $100,000 Limit. To the extent that the aggregate Fair Market Value of Stock (determined as of the date the ISOs are granted) with respect to which ISOs first become exercisable in any calendar year exceeds $100,000, such Options in excess of the limitation shall be treated as Non-ISOs. The Fair Market Value of the Stock subject to any other option (determined as of the date such option was granted) which 1) satisfies the requirements of Section 422 of the Code and 2) is granted to an Employee under a plan maintained by the Company, a Subsidiary or a Parent Corporation shall be treated (for purposes of this $100,000 limitation) as if granted under this Plan. This $100,000 limitation shall be administered in accordance with the rules under Section 422(d) of the Code.

                                    SECTION 8
                                  OPTION PRICE

         The Option Price for each share of Stock subject to an ISO shall be no less than the Fair Market Value of a share of Stock on the date the ISO is granted; provided, however, if the Option is an ISO granted to a Ten Percent Stockholder, the Option Price for each share of Stock subject to such ISO shall be no less than 110% of the Fair Market Value of a share of Stock on the date such ISO is granted. The Option Price for each share of Stock subject to a Non-ISO which is granted to an Employee, Consultant or Director may (in the absolute discretion of the Administrator) be more or less than or equal to the Fair Market value of a share of Stock on the date the Non-ISO is granted; provided, however, that in no event shall the Option Price be less than adequate consideration as determined by the Administrator. The Option Price shall be payable in full upon the exercise of any Option and, at the discretion of the Administrator, an Option Certificate can provide for the payment of the Option Price either in cash, by check, by means of a full recourse promissory note, in Stock or in such other form as is acceptable to the Administrator. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the properly endorsed certificate for such Stock is delivered to the Administrator or its delegate.

                                    SECTION 9
                                 EXERCISE PERIOD

         Each Option granted under this Plan to an Employee, Consultant or Director shall be exercisable in whole or in part at such time or times as set forth in the related Option Certificate, but no Option Certificate shall make an ISO exercisable after the earlier of:

         (a) The date which is the fifth anniversary of the date the Option is granted, if the Option is an ISO and the Employee is a Ten Percent Stockholder on the date the Option is granted, or

         (b) The date which is the tenth anniversary of the date the Option is granted, if the Option is an ISO which is granted to an Employee who is not a Ten Percent Stockholder on the date the Option is granted.

         An Option Certificate may provide for (x) the exercise of an Option granted to an Employee after the employment of such Employee has terminated for any reason whatsoever, including death or disability, (y) the exercise of an Option granted to a Director after the termination of such Director's services as a Director for any reason whatsoever, including death or disability or (z) the exercise of an Option granted to a Consultant after the termination of such Consultant's services as a Consultant for any reason whatsoever, including death or disability.

                                   SECTION 10
                               NONTRANSFERABILITY

         No Option granted under this Plan shall be transferable by an Employee, Consultant or Director other than by will or by the laws of descent and distribution, and such Option shall be exercisable during the lifetime of an Employee, Consultant or Director only by such Employee, Consultant or Director. The person or persons to whom an Option is transferred by will or by the laws of descent and distribution thereafter shall be treated for purposes of such Option as the Employee, Consultant or Director under this Plan.

                                   SECTION 11
                             SECURITIES REGISTRATION

         Each Option Certificate shall provide that, upon the receipt of shares of Stock as a result of the exercise of an Option, the Employee, Consultant or Director shall, if so requested by the Company, hold such shares of Stock for investment and not with a view to resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Each Option Certificate also shall provide that, if so requested by the Company, the Employee, Consultant or Director shall make a written representation to the Company that he or she will not sell or offer to sell any of such Stock unless a registration statement shall be in effect with respect to such Stock under the Securities Act of 1933, as amended ("1933 Act") and any applicable state securities law or unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Certificates representing the Stock transferred upon the exercise of an Option granted under this Plan may at the discretion of the Company bear a legend to the effect that such Stock has not been registered under the 1933 Act or any applicable state securities law and that such Stock may not be sold or offered for sale in the absence of an effective registration statement as to such Stock under the 1933 Act and any applicable state securities law or an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required.

                                   SECTION 12
                                  LIFE OF PLAN

         No Option shall be granted under this Plan on or after the earlier of:

         (a) The tenth anniversary of the effective date of this Plan (as determined under Section 4 of this Plan), in which event this Plan thereafter shall continue in effect until all outstanding Options have been exercised in full or no longer are exercisable, or

         (b) The date on which all of the Stock reserved under Section 3 of this Plan has (as a result of the exercise of Options granted under this Plan) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

                                   SECTION 13
                                   ADJUSTMENT

         The number of shares of Stock reserved under Section 3 of this Plan, the number of shares of Stock subject to Options granted under this Plan and the Option Price of such Options shall be adjusted by the Administrator in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits. The Administrator shall have the right to adjust (in a manner which satisfies the requirements of Section 424(a) of the Code) the number of shares of Stock reserved under Section 3 of this Plan, the number of shares of Stock subject to Options granted under this Plan, and the Option Price of such Options in the event of any corporate transaction described in Section 424(a) of the Code which provides for the substitution or assumption of Options. If any adjustment under this Section 13 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options granted under this Plan shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this Section 13 by the Administrator shall be conclusive and binding on all affected persons.

                                   SECTION 14
                       SALE OR MERGER OR CHANGE IN CONTROL

         14.1 Sale or Merger. If the Company agrees to sell all or substantially all of its assets for cash or property or for a combination of cash and property or agrees to any merger, consolidation, reorganization, division or other corporate transaction in which Stock is converted into another security or into the right to receive securities or property and such agreement does not provide for the assumption or substitution of the Options granted under this Plan, each Option granted to an Employee, Consultant or Director may, at the direction of the Administrator, 1) be cancelled unilaterally by the Company (subject to such conditions, if any, as the Administrator deems appropriate under the circumstances) in exchange for whole shares of Stock (and cash in lieu of a fractional share) the number of which, if any, shall be determined by the Administrator on a date set by the Administrator for this purpose by dividing
(a) the excess of the then Fair Market Value of the Stock then subject to exercise under such Option (as determined without regard to any vesting schedule for such Option) over the Option Price of such Stock by (b) the then Fair Market Value of a share of such Stock, or 2) be cancelled unilaterally by the Company if the Option Price equals or exceeds the Fair Market Value of a share of Stock on such date.

         14.2 Change in Control. If there is a Change in Control of the Company or a tender or exchange offer is made for Stock other than by the Company, the Administrator thereafter shall have the right to take such action with respect to any unexercised Options, or all such Options, as the Administrator deems appropriate under the circumstances to protect the interest of the Company in maintaining the integrity of such grants under this Plan, including following the procedures set forth in Section 14.1 for a sale or merger of the Company. The Administrator shall have the right to take different action under this Section 14.2 with respect to different Employees, Consultants or Directors or different groups of Employees, Consultants or Directors as the Administrator deems appropriate under the circumstances.

                                   SECTION 15
                            AMENDMENT OR TERMINATION

         This Plan may be amended by the Administrator from time to time to the extent that the Administrator deems necessary or appropriate; provided, however
(a) no such amendment shall be made absent the approval of the stockholders of the Company required under Section 422 of the Code 1) to increase the number of shares of Stock reserved under Section 3, or 2) to change the class of employees eligible for Options under Section 6 and (b) no provision of this Plan shall be amended more than once every 6 months if amending such provision would result the in loss of an exemption under Rule 16b-3. Subject to the other limitations set forth in this Section 15, any amendment which specifically applies to Non-ISOs shall not require stockholder approval unless otherwise determined by the Administrator. The Administrator also may suspend the granting of Options under this Plan at any time and may terminate this Plan at any time; provided, however, that the Administrator shall not have the right unilaterally to modify, amend or cancel any Option granted before such suspension or termination unless
(x) the Employee, Consultant or Director consents in writing to such modification, amendment or cancellation, or (y) there is a dissolution or liquidation of the Company or a transaction described in Section 13 or Section 14 of this Plan.

                                   SECTION 16
                                  MISCELLANEOUS

         16.1 No Stockholder Rights. No Employee, Consultant or Director shall have any rights as a stockholder of the Company as a result of the grant of an Option to him or to her under this Plan or his or her exercise of such Option pending the actual delivery of Stock subject to such Option to such Employee, Consultant or Director.

         16.2 No Contract of Employment. The grant of an Option to an Employee, Consultant or Director under this Plan shall not constitute a contract of employment a right to continue as a Consultant or a right to continue to serve on the Board, as applicable and shall not confer on any Employee, Consultant or Director any rights upon his or her termination of employment or service in addition to those rights, if any, expressly set forth in the Option Certificate which evidences his or her Option.

         16.3 Other Conditions. Each Option Certificate may require that an Employee, Consultant or Director (as a condition to the exercise of an Option) enter into any agreement or make such representations prepared by the Company, including any agreement which restricts the transfer of Stock acquired pursuant to the exercise of such Option or provides for the repurchase of such Stock by the Company under certain circumstances.

         16.4 Withholding. The exercise of any Option granted under this Plan shall constitute full and complete consent by an Employee, Consultant or Director to whatever action the Administrator deems necessary or appropriate to satisfy the federal and state tax withholding requirements, if any, which the Administrator acting in its discretion deems applicable to such exercise. The Administrator also shall have the right to provide in an Option Certificate that an Employee, Consultant or Director may elect to satisfy federal and state withholding requirements through a reduction in the number of shares of Stock actually transferred to him or her under this Plan, and if the Employee, Consultant or Director is subject to the reporting requirements under Section 16 of the Exchange Act, any such election and any such reduction shall be effected so as to satisfy the conditions to the exemption under Rule 16b-3 under the Exchange Act.

         16.5 Construction. This Plan shall be construed under the laws of the State of Alabama.

                                    * * * * *

                  IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Plan this 15th day of December, 2000 to evidence its adoption of this Plan.


                                       FAITHPOINT, INC.



                                       BY:   /s/ Terrance G. Finley
                                           -------------------------------------